Exhibit 10.14

SHARE PURCHASE AGREEMENT

THIS SHARE PURCHASE AGREEMENT (this “Agreement”) is entered as of the 4th day of December, 2009, by and among Chesapeake Lodging Trust, a Maryland real estate investment trust (the “REIT”), James L. Francis (“Francis”), Douglas W. Vicari (“Vicari”), Thomas A. Natelli (“Natelli”), Natelli Capital, LLC (“Natelli Capital”), TN Investments, LLC (“TN”) and Natelli Communities LP (“Communities” and together with Francis, Vicari, Natelli, Natelli Capital and TN, the “Investors”).

THE PARTIES ENTER THIS AGREEMENT on the basis of the following facts, understandings and intentions:

WHEREAS, the REIT proposes to undertake an underwritten initial public offering (the “Offering”) of common shares of beneficial interest, par value $0.01 per share (“Shares”) pursuant to a registration statement on Form S-11 (the “Registration Statement”) filed pursuant to the Securities Act of 1933, as amended (the “Securities Act”); and

WHEREAS, the Investors desire to purchase the respective number of Shares set forth opposite the name of each such Investor on Schedule A attached hereto directly from the REIT in a private transaction as set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements set forth herein, the parties hereto, intending to be legally bound hereby, agree as follows:

1. Each Investor hereby agrees to purchase the respective number of Shares set forth opposite the name of each such Investor on Schedule A attached hereto directly from the REIT on the terms set forth herein. The purchase price per Share purchased by each Investor shall be the initial public offering price set forth in the final prospectus forming a part of the Registration Statement for the Offering (the “Prospectus”).

2. The Investors understand and agree that their purchase of Shares hereunder is being made pursuant to a private placement exempt from the registration requirements of the Securities Act and Shares purchased hereunder may not be sold, transferred or conveyed by any Investor except in compliance with applicable securities laws.

3. The purchase price for Shares shall be paid by means of a cash payment (wire transfer or other means acceptable to the REIT) and shall close at the time of closing of the Offering. The closing of the sale of Shares to an Investor shall be conditioned solely on the closing of the Offering and shall not be conditioned on the completion of the sale of Shares to any other Investor or upon consummation of any other concurrent private placement described in the Prospectus.

4. The Investors hereby agree that their purchase of Shares may be described in the Registration Statement and the Prospectus.

5. Each Investor hereby represents and warrants to the REIT that:

a. the Investor is, and at the time of closing of the purchase of Shares by the Investor will be, an Accredited Investor as that term is defined in Rule 501 of Regulation D under the Securities Act; and

b. the Investor has received all information the Investor deems relevant or necessary with respect to the Investor’s purchase of Shares.

6. This Agreement shall terminate if the closing of the Offering shall not have occurred on or before March 31, 2010.

7. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but which taken together shall constitute one and the same agreement.

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IN WITNESS WHEREOF, this Agreement has been entered into effective as of the date first written above.

Chesapeake Lodging Trust

By:

Name:	James L. Francis
Title:	President and Chief Executive Officer

James L. Francis

Douglas W. Vicari

[Signature Page to Share Purchase Agreement]

Thomas A. Natelli

Natelli Capital, LLC

By:

Name:	Thomas A. Natelli
Title:	Managing Member

TN Investments, LLC

By:

Name:	Thomas A. Natelli
Title:	Managing Member

Natelli Communities LP

	By:	Natelli Communities, Inc., its general partner

By:
	Name:	Thomas A. Natelli
	Title:	President and Chief Executive Officer

[Signature Page to Share Purchase Agreement]

Schedule A

Investor	Number of Shares

James L. Francis	60,000
Douglas W. Vicari	40,000
Thomas A. Natelli	15,000
Natelli Communities LP	15,000
Natelli Capital, LLC	10,000
TN Investments, LLC	10,000